   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 15, 1999
                                                      REGISTRATION NO. 333-78483
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                              AMENDMENT NO. 2
                                       TO
                                    FORM S-1

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                               ----------------
                        CONVERGENT COMMUNICATIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        COLORADO                      4813                   84-1337265
                          (PRIMARY STANDARD INDUSTRIAL    (I.R.S. EMPLOYER
     (STATE OR OTHER      CLASSIFICATION CODE NUMBER)    IDENTIFICATION NO.)
     JURISDICTION OF
    INCORPORATION OR
      ORGANIZATION)

                               ----------------
                      400 INVERNESS DRIVE SOUTH, SUITE 400
                           ENGLEWOOD, COLORADO 80112
                                 (303) 749-3000
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               ----------------
                            MARTIN E. FREIDEL, ESQ.
                  EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL
                        CONVERGENT COMMUNICATIONS, INC.
                      400 INVERNESS DRIVE SOUTH, SUITE 400
                           ENGLEWOOD, COLORADO 80112
                                  303-749-3000
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                               ----------------
                                WITH COPIES TO:
         RICHARD M. RUSSO, ESQ.                JAMES S. SCOTT, SR., ESQ.
      GIBSON, DUNN & CRUTCHER LLP                 SHEARMAN & STERLING
   1801 CALIFORNIA STREET, SUITE 4100              599 LEXINGTON AVE.
         DENVER, COLORADO 80202                 NEW YORK, NEW YORK 10022
              303-298-5700                            212-848-4000

                               ----------------
  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.
  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box. [_]
  If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [_]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                   PROPOSED         PROPOSED
                                                   MAXIMUM           MAXIMUM
  TITLE OF EACH CLASS OF         AMOUNT TO      OFFERING PRICE  AGGREGATE OFFERING       AMOUNT OF
SECURITIES TO BE REGISTERED   BE REGISTERED (1)  PER SHARE (2)        PRICE         REGISTRATION FEE (3)
--------------------------------------------------------------------------------------------------------
Common                           9,660,000
 Stock..                           shares           $13.00        $125,580,000            $34,911
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1) Includes 1,260,000 shares that may be purchased by the underwriters to cover over-allotments, if any.

(2) Estimated solely for the purpose of computing the registration fee pursuant to Rule 457(a).

(3) Includes $31,970 paid by the Registrant on May 14, 1999.

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13. Other Expenses of Issuance and Distribution

  The registrant's expenses in connection with the Offering described in this registration statement are set forth below. All amounts except the Securities and Exchange Commission registration fee, the NASD filing fee and the listing fee are estimated.

   Securities and Exchange Commission registration fee...............   $34,911
   NASD filing fee...................................................    13,000
   NASD Listing fee..................................................   120,000
   Printing and engraving expenses...................................   250,000
   Accounting fees and expenses......................................   150,000
   Legal fees and expenses...........................................   400,000
   Fees and expenses (including legal fees) for qualification under state
    securities laws..................................................     4,000
   Transfer agent's fees and expenses................................       --
   Miscellaneous.....................................................   165,000
                                                                      ---------
     Total........................................................... 1,136,911
                                                                      =========

Item 14. Indemnification of Directors and Officers

  Reference is made to C.R.S. (S) 7-108-102 (1994), which provides for indemnification of directors, officers and other employees in certain circumstances, and to C.R.S. (S) 7-108-402 (1994), which provides for the elimination or limitation of the personal liability for monetary damages of directors under certain circumstances. The Amended and Restated Articles of Incorporation of the Company eliminates the personal liability for monetary damages of directors under certain circumstances and provides indemnification to directors and officers of the Company to the fullest extent permitted by the Colorado Business Corporation Act. Among other things, these provisions provide indemnification for officers and directors against liabilities for judgments in and settlements of lawsuits and other proceedings and for the advance and payment of fees and expenses reasonably incurred by the director or officer in defense of any such lawsuit or proceeding.

Item 15. Recent Sales of Unregistered Securities

  The following tables summarize securities issued or sold by us within the past three years that were not sold pursuant to registered offerings:

                                 Number of
                    Underwriters Shares of   Common Stock
                    or Class of   Common      Warrants/       Other                        Exemption
       Date          Purchasers    Stock       Options      Securities   Consideration     Claimed*
       ----         ------------ --------- ---------------- ---------- ----------------  -------------
 From Apr           Founders     3,750,000                             $450,000          Section 4(2)
18, 1996  to
Oct 4, 1996

------------------------------------------------------------------------------------------------------
 Oct 31, 1996       Sellers in     187,500                             10% equity        Section 4(2)
                    an                                                 interest in
                    acquisition                                        target company

------------------------------------------------------------------------------------------------------
 From Dec 13, 1996  Accredited   3,500,000        1,750,000            $7,000,000 (of    Regulation D
 to Feb 18,         investors                                          which $224,700
1997                                                                   is attributed to
                                                                       warrants)

------------------------------------------------------------------------------------------------------
 Feb 18, 1997       Placement              370,625  (28,125            Services in       Regulation D
                    Agents                       exercised)            connection with
                                                                       offering.

------------------------------------------------------------------------------------------------------
 Dec 17, 1996       Sellers in   1,750,000                             100% equity       Section 4(2)
                    an                                                 interest in
                    acquisition                                        target company


                              Number of  Common
                Underwriters  Shares of   Stock
                or Class of    Common   Warrants/    Other                         Exemption
     Date        Purchasers     Stock    Options   Securities    Consideration     Claimed*
     ----      -------------- --------- --------- ------------ ----------------  -------------
 Apr 10, 1997  Sellers in an     25,000                        100% equity       Section 4(2)
               acquisition                                     interest in
                                                               target company

----------------------------------------------------------------------------------------------
 May 15, 1997  Credit                      40,285              Extension of      Section 4(2)
               facility                                        credit
               provider

----------------------------------------------------------------------------------------------
 Jun 30, 1997  Employee         375,000                        $45,000           Rule 701
               options
               exercised

----------------------------------------------------------------------------------------------
 Sep 10, 1997  Sellers in an     37,500                        100% equity       Section 4(2)
               acquisition                                     interest in
                                                               target company

----------------------------------------------------------------------------------------------
 Sep 23, 1997  Sellers in an    375,000                        100% equity       Section 4(2)
               acquisition                                     interest in
                                                               target company

----------------------------------------------------------------------------------------------
 From Oct 1,   Accredited     3,410,000 1,705,000              $17,050,000 (of   Regulation D
1997  and Nov  investors                                       which $3,351,689
5, 1997                                                        is attributed to
                                                               warrants)

----------------------------------------------------------------------------------------------
 Nov 14, 1997  Placement                 307,930               Services in       Regulation D
               Agents                                          connection with
                                                               private
                                                               placement.

----------------------------------------------------------------------------------------------
 Nov 19, 1997  Credit                     166,666              Consideration     Section 4(2)
               facility                                        for extension of
               provider                                        $10.0 million in
                                                               credit.

----------------------------------------------------------------------------------------------
 Dec 3, 1997   Sellers in an               25,000              Substantially     Section 4(2)
               acquisition                                     all of the
                                                               assets of the
                                                               target company

----------------------------------------------------------------------------------------------
 Jan 15, 1998  Investment         6,000                        Investment        Section 4(2)
               Bank                                            banking services
                                                               performed

----------------------------------------------------------------------------------------------
 Jan 15, 1998  Investment         4,166                        Investment        Section 4(2)
               Bank                                            banking services
                                                               performed

----------------------------------------------------------------------------------------------
 Feb 19, 1998  Employee           5,000                        $10,000           Rule 701
               options

----------------------------------------------------------------------------------------------
 Feb 20, 1998  Sellers in an      5,000                        Substantially     Section 4(2)
               acquisition                                     all of the
                                                               assets of the
                                                               target company

----------------------------------------------------------------------------------------------
 Mar 10, 1998  Consultants       37,500                        $4,500 plus       Rule 701
                                                               services

----------------------------------------------------------------------------------------------
 Apr 2, 1998   Accredited                 864,000 $160,000,000 $160,000,000      Rule 144(A)
               investors--                          13% Senior                   and
               Merrill Lynch                         Notes due                   Regulation S
               & Co.; Bear,                               2008
               Stearns & Co;
               and BT Alex.
               Brown
               (underwriters)

----------------------------------------------------------------------------------------------
 Apr 9, 1998   Private           28,125                        $67,500           Section 4(2)
               placement
               agent warrant
               exercise


                                  Number of
                 Underwriters or  Shares of
                    Class of       Common     Common Stock         Other                         Exemption
     Date          Purchasers       Stock   Warrants/ Options   Securities      Consideration     Claimed*
     ----       ----------------- --------- ----------------- --------------- ----------------  ------------
 Apr 9, 1998    Private placement     6,850                                   $41,100           Section 4(2)
                agent warrant
                exercise

------------------------------------------------------------------------------------------------------------
 Apr 28, 1998   Sellers in an        50,000                                   Substantially     Section 4(2)
                acquisition                                                   all of the
                                                                              assets of the
                                                                              target company

------------------------------------------------------------------------------------------------------------
 May 22, 1998   Sellers in an        15,000                                   Substantially     Section 4(2)
                acquisition                                                   all of the
                                                                              assets of the
                                                                              target company

------------------------------------------------------------------------------------------------------------
 Jul 16, 1998   Sellers in an       170,000                                   Substantially     Section 4(2)
                acquisition                                                   all of the
                                                                              assets of the
                                                                              target company

------------------------------------------------------------------------------------------------------------
 Aug 1, 1998    Strategic                             131,250                 Services          Section 4(2)
                marketing                         (subject to                 Performed
                services provider             reduction based
                                              on performance)
                                            (32,812 canceled)

------------------------------------------------------------------------------------------------------------
 Aug 3, 1998    Consultant                    105,000 (30,000                 Services          Section 4(2)
                                                    canceled)                 Performed

------------------------------------------------------------------------------------------------------------
 Sep 11, 1998   Employee options      1,000                                   $2,000            Section 4(2)

------------------------------------------------------------------------------------------------------------
 Feb 12, 1999   Sellers in an        24,925                                   Substantially     Section 4(2)
and  May 26,    acquisition                                                   all of the
1999                                                                          assets of the
                                                                              target company

------------------------------------------------------------------------------------------------------------
 Mar. 17, 1999  Accredited                            750,000         800,000 $20,000,000       Section 4(2)
and  Mar. 31,   investors and one                             shares of Class
1999            investor who                                    A Convertible
                retained Company                              Preferred Stock
                director Michael
                Marocco as
                Investor
                Representative.

------------------------------------------------------------------------------------------------------------
 Mar. 21, 1999  Credit facility                       200,000                 Extension of      Section 4(2)
                provider                                                      $20.0 million of
                                                                              credit

------------------------------------------------------------------------------------------------------------
 Mar. 31, 1999  Employee Options     20,000                                   $44,000           Rule 701

------------------------------------------------------------------------------------------------------------
 Apr. 19, 1999  Sellers in an        37,000                                   $370,000          Section 4(2)
                acquisition

------------------------------------------------------------------------------------------------------------
 Apr. 19, 1999  Employee Options      1,000                                   $2,000            Rule 701
------------------------------------------------------------------------------------------------------------

 Apr. 23, 1999  1997 Warrant          1,250                                   $9,375            Section 4(2)
                exercise
------------------------------------------------------------------------------------------------------------
 May 3, 1999    Employee             10,500                                   $33,000           Rule 701
                Options
------------------------------------------------------------------------------------------------------------
 May 18, 1999   Employee Options      5,000                                   $50,000           Rule 701
------------------------------------------------------------------------------------------------------------
 May 21, 1999   Private placement 1,360,162                                   $10,037,025       Section 4(2)
to  July 13,    warrant exercises
1999
------------------------------------------------------------------------------------------------------------
 June 4, 1999   Employee shares         750                                   Signing bonus     Rule 701
------------------------------------------------------------------------------------------------------------
 July 2, 1999   Employee Options      3,750                                   $16,500           Rule 701

* We believe that exemptions in addition to those specified above may exist with respect to the listed transactions

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

EXHIBITS:

 EXHIBIT
   NO.                                 DESCRIPTION
 --------                              -----------
  1.1++++ Form of Underwriting Agreement

  3.1++   Amended and Restated Articles of Incorporation of Convergent
          Communications, Inc.

  3.2++   Bylaws of Convergent Communications, Inc.

  3.3+    Articles of Amendment to the Amended and Restated Articles of
          Incorporation of Convergent Communications, Inc.

  3.4++   Articles of Amendment to the Amended and Restated Articles of
          Incorporation of Convergent Communications, Inc.

  3.5 Form of Third Articles of Amendment to Amended and Restated Articles of Incorporation of Convergent Communications, Inc.

  4.1++   Indenture, dated as of April 2, 1998, by and among Convergent
          Communications, Inc. and Norwest Bank Colorado, N.A.

  4.2++   Warrant Agreement, dated as of April 2, 1998

  4.3++   Warrant Registration Rights Agreement, dated as of April 2, 1998

  4.4++   Collateral Account Control Agreement, dated as of April 2, 1998

  4.5++   Custody and Security Agreement, dated as of April 2, 1998

  4.6+    Investor Rights Agreement, dated as of March 17, 1999

  4.7+    Warrant Agreement, dated as of March 17, 1999

  4.8++++ Warrant Agreement, dated as of June 3, 1999

  5.1     Opinion of Gibson, Dunn & Crutcher LLP

 10.1++   Master Lease Agreement, dated November 11, 1997, between Comdisco,
          Inc. and Convergent Communications, Inc.

 10.2++   Master Lease Agreement, dated November 17, 1997, between Convergent
          Capital Corporation and Convergent Communications, Inc.

 10.3++   Program Agreement, dated November 19, 1997, among Comdisco, Inc.,
          Convergent Communications Services, Inc. and Convergent
          Communications, Inc.

 10.4++ Stock Purchase Agreement, dated October 31, 1996, between SONeTech and Convergent Communications, Inc.

 10.5++   Stock Purchase Agreement dated March 1, 1997, among Integrated
          Communication Networks, Inc., Communications Services of Iowa, Inc.,
          John Shlepphorst and Convergent Communications, Inc.

 10.6++   Agreement and Plan of Merger, dated August 29, 1997, among Convergent
          Communications Services, Inc., A.T.T.Ex Corporation and Convergent
          Communications, Inc.

 10.7++   Agreement and Plan of Merger, dated September 1, 1997, among
          Convergent Communications Services, Inc., Vital Integration Solutions and Convergent Communications, Inc.


 EXHIBIT
   NO.                                 DESCRIPTION
 -------                               -----------
 10.8++  Asset Purchase Agreement, dated October 1, 1997, between Big Planet,
         Inc. and Convergent Communications Services, Inc.

 10.9++  Asset Purchase Agreement, dated December 3, 1997, between Sigmacom
         Corporation and Convergent Communications Services, Inc.

 10.10++ Asset Purchase Agreement, dated February 1, 1998, between Peak Comm,
         Inc. d/b/a Telephone Communications Company and Convergent
         Communications Services, Inc.

 10.11++ Agreement and Plan of Merger, dated March 13, 1998, among Convergent
         Communications Services, Inc., Communication Services of Colorado,
         Inc., Donna Sipes and Convergent Communications, Inc.

 10.12++ Asset Purchase Agreement, dated March 27, 1998, between Network
         Computing Solutions, LLC and Convergent Communications Services, Inc.

 10.13++ Employment Agreement, dated December 15, 1996, between Keith V. Burge and Convergent Communications, Inc., as amended April 13, 1998

 10.14++ Employment Agreement, dated December 15, 1996, between John R. Evans and Convergent Communications, Inc., as amended April 13, 1998

 10.15++ Employment Agreement, dated December 15, 1996, between Philip G. Allen and Convergent Communications, Inc., as amended April 13, 1998

 10.16++ Employment Agreement, dated August 7, 1997, between Martin E. Freidel and Convergent Communications, Inc.

 10.17++ Asset Purchase Agreement, dated May 15, 1990, among Convergent
         Communications Services, Inc., H, H & H Communications Technologies,
         Inc.

 10.18++ Telephone Company Acquisition Agreement between Convergent
         Communications, Inc., First Continental Group, L.C., and ICN, LLC dated July 1996

 10.19++ Asset Purchase Agreement, dated June 16, 1998 (as amended) by and between Convergent Communications Services, Inc. and Tie
         Communications, Inc., Debtor-in-Possession

 10.20++ Asset Purchase Agreement, dated June 30, 1998 by and between
         Convergent Communications, Inc. and CMB Holdings, Inc.

 10.21+  Asset Purchase Agreement, dated February 1, 1999, by and between
         Convergent Communications, Services, Inc. and Kansas Communications,
         Inc.

 10.22++ Employment Agreement, dated March 3, 1997, between John J. Phibbs and
         Convergent Communications, Inc., as amended on April 13, 1998

 10.23+ Securities Purchase Agreement, dated as of March 17, 1999, by and between Convergent Communications, Inc., and the purchasers signatory thereto

 10.24+  First Amendment to Employment Agreement by and between Convergent
         Communications, Inc. and Martin E. Freidel, dated September 15, 1998

 10.25+  Second Amendment to Employment Agreement by and between Convergent
         Communications, Inc. and John J. Phibbs, dated February 1, 1999

 10.26++ Second Amendment to Employment Agreement by and between Convergent
         Communications, Inc. and Philip G. Allen, dated April 8, 1999


  Exhibit
    No.                                 Description
 ---------                              -----------
 10.27++   Second Amendment to Employment Agreement by and between Convergent
           Communications, Inc. and Martin E. Freidel, dated April 8, 1999

 10.28++   Second Amendment to Employment Agreement by and between Convergent
           Communications, Inc. and John R. Evans, dated April 8, 1999

 10.29++   Third Amendment to Employment Agreement by and between Convergent
           Communications, Inc. and John J. Phibbs, dated April 8, 1999

 10.30++   Second Amendment to Employment Agreement by and between Convergent
           Communications, Inc. and Keith V. Berge, dated April 8, 1999
 10.31++++ Credit and Guaranty Agreement among Convergent Communications, Inc.,
           Convergent Communications Services, Inc., Convergent Capital
           Corporation, various lenders, and Goldman Sachs Credit Partners
           L.P., dated as of June 3, 1999

 10.32++++ Pledge and Security Agreement among Convergent Communications, Inc.,
           Convergent Communications Services, Inc., Convergent Capital
           Corporation and Goldman Sachs Credit Partners L.P., dated as of June
           3, 1999

 21.1++++  Consent of PricewaterhouseCoopers LLP on Convergent Communications,
           Inc.

 21.2      Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5)

 21.3++    Consent of PricewaterhouseCoopers LLP on TIE Communications, Inc.

 24.1++    Power of Attorney, included on signature page

 27.1++    Financial Data Schedule

--------

++ Previously filed and incorporated by reference to the Registration Statement on Form S-4 (Reg. No. 333-5393).
+ Previously filed and incorporated by reference to the Form 10-K (SEC File No. 333-53953)

++Previously filed and incorporated by reference to the Registration Statement on Form S-1 (Reg. No. 333-78483) filed May 14, 1999.

++++Previously filed and incorporated by reference to Amendment No. 1 to Registration Statement on Form S-1 (Reg. No. 333-78483) filed on June 28, 1999.

Item 17.

  (a) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities begin registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  (b) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule

430A and contained in a form of prospectus filed by the registrant pursuant to Rule 242(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

  (c) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THE REGISTRANT HAS DULY CAUSED THIS AMENDMENT NO. 2 TO REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF ENGLEWOOD, STATE OF COLORADO, ON JULY 15, 1999.

                                          Convergent Communications, Inc.

                                                   /s/ John R. Evans
                                          By: _________________________________
                                                       John R. Evans
                                                  Chief Executive Officer

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THIS REGISTRATION STATEMENT HAS BEEN SIGNED ON JULY 15, 1999 BY THE FOLLOWING PERSONS IN THE RESPECTIVE CAPACITIES INDICATED OPPOSITE THEIR NAMES.

              SIGNATURE                          TITLE                   DATE
              ---------                          -----                   ----

        */s/ John R. Evans             Chairman, Chief Executive     July 15, 1999
______________________________________  Officer and Director
            John R. Evans               (Principal Executive
                                        Officer)

        */s/ John J. Phibbs            Chief Financial Officer       July 15, 1999
______________________________________  and Treasurer (Principal
            John J. Phibbs              Financial and Principal
                                        Accounting Officer)

        */s/ Keith V. Burge            President, Chief Operating    July 15, 1999
______________________________________  Officer and Director
            Keith V. Burge

       */s/ Philip G. Allen            Executive Vice President,     July 15, 1999
______________________________________  Secretary and Director
           Philip G. Allen

              SIGNATURE                          TITLE                   DATE
              ---------                          -----                   ----

       */s/ Roland E. Casati                    Director             July 15, 1999
______________________________________
           Roland E. Casati

     */s/ Richard G. Tomlinson                  Director             July 15, 1999
______________________________________
         Richard G. Tomlinson

       */s/ Spencer I. Brown                    Director             July 15, 1999
______________________________________
           Spencer I. Brown

     */s/ Michael J. Marocco                    Director             July 15, 1999
______________________________________
          Michael J. Marocco

--------
* By Power-of-Attorney

     /s/ Martin E. Freidel
---------------------------------
        Martin E. Freidel
        Attorney-in-Fact